SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 27, 2003

                             BROOKLINE BANCORP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                      0-23695                   04-3402944
----------------------------     ---------------------       -------------------
(State or other jurisdiction     (Commission File No.)        (I.R.S. Employer
    of incorporation)                                        Identification No.)


  160 Washington Street, Brookline, MA                          02447-0469
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(Address of principal executive offices)                        (Zip Code)



    Registrant's telephone number, including area code      (617) 730-3500



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5. Other Events and Regulation FD Disclosure

     The following information is furnished pursuant to this Item 5.

     On August 27, 2003, Brookline Bancorp, Inc. (the "Company") announced that its stockholders voted approval of a stock option plan and a recognition and retention plan. A copy of the press release dated August 27, 2003 is attached as
Exhibit 99.1 to this report.

Item 7. Financial Statements and Exhibits

(a)  Not Applicable

(b)  Not Applicable

(c)  Exhibits


     Exhibit No.                 Description
     -----------                 -----------
        99.1                     Press release dated August 27, 2003

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     BROOKLINE BANCORP, INC.


Date:  August 27, 2003               By: /s/_Paul_R._Bechet_____________________
                                         Paul R. Bechet, Chief Financial Officer